Enstargroup.com Enstargroup.com Realising Value Investor Financial Supplement December 31, 2023 ENSTAR GROUP LIMITED

| enstargroup.com 2 Table of Contents Page Explanatory Notes 3 Financial Highlights 5 Book Value Per Share & Return On Equity 7 Consolidated Results by Segment 8 Prior Period Development (“PPD”) by Acquisition Year 12 Ultimate Losses % Acquired Losses by Acquisition Year 13 Adjusted PPD by Acquisition Year 14 Adjusted Ultimate Losses % Acquired Losses 15 Capital Position & Credit Ratings 16 Non-GAAP Measures 17 Reconciliation to Fully Diluted Book Value per Share 19 Reconciliation to Adjusted Return on Equity 20 Reconciliation to Adjusted Run-off Liability Earnings 23 Reconciliation to Adjusted Total Investment Return 26 Reconciliation of PPD by Acquisition Year 27 Reconciliation of Assumed and Acquired Reserves 29 Investment Composition 30

| enstargroup.com 3 Explanatory Notes About Enstar Enstar is a NASDAQ-listed leading global (re)insurance group that offers capital release solutions through its network of group companies in Bermuda, the United States, the United Kingdom, Continental Europe and Australia. A market leader in completing legacy acquisitions, Enstar has acquired over 115 companies and portfolios since its formation. For further information about Enstar, see www.enstargroup.com. Basis of Presentation In this Investor Financial Supplement, the terms "we," "us," "our," "Enstar," or "the Company" refer to Enstar Group Limited and its consolidated subsidiaries. All information contained herein is unaudited. Unless otherwise noted, amounts are in millions of U.S. Dollars, except for share and per share amounts. This Investor Financial Supplement is being provided for informational purposes only. It should be read in conjunction with documents filed by Enstar with the U.S. Securities and Exchange Commission, including its Annual Reports on Form 10-K and its Quarterly Reports on Form 10-Q. Non-GAAP Financial Measures In addition to our key financial measures presented in accordance with GAAP, we present other non-GAAP financial measures that we use to manage our business, compare our performance against prior periods and against our peers, and as performance measures in our incentive compensation program. These non-GAAP financial measures provide an additional view of our operational performance over the long-term and provide the opportunity to analyze our results in a way that is more aligned with the manner in which our management measures our underlying performance. The presentation of these non-GAAP financial measures, which may be defined and calculated differently by other companies, is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. Some of the adjustments reflected in our non-GAAP measures are recurring items, such as the exclusion of adjustments to net realized and unrealized (gains)/losses on fixed maturities recognized in our statements of operations, the fair value of certain of our loss reserve liabilities for which we have elected the fair value option, and the amortization of fair value adjustments. Management makes these adjustments in assessing our performance so that the changes in fair value due to interest rate movements, which are applied to some but not all of our assets and liabilities as a result of preexisting accounting elections, do not impair comparability across reporting periods. It is important for the readers of our periodic filings to understand that these items will recur from period to period. However, we exclude these items for the purpose of presenting a comparable view across reporting periods of the impact of our underlying claims management and investments without the effect of interest rate fluctuations on assets that we anticipate to hold to maturity and non-cash changes to the fair value of our reserves. Similarly, our non-GAAP measures reflect the exclusion of certain items that we deem to be nonrecurring, unusual or infrequent when the nature of the charge or gain is such that it is not reasonably likely that such item may recur within two years, nor was there a similar charge or gain in the preceding two years. This includes adjustments related to bargain purchase gains on acquisitions of businesses, net gains or losses on sales of subsidiaries, net assets of held for sale or disposed subsidiaries classified as discontinued operations, and other items that we separately disclose. Refer to pages 17 to 26 for further details.

4 Explanatory Notes (continued) Investment Composition In certain instances, U.S. GAAP requires, in part, that invested assets be classified based upon the legal form of the investment which may not correspond to management’s view of the underlying economic exposure. For example: 1. Enstar has certain investments in public shares of exchange traded funds (“ETFs”) where the underlying exposure of the ETF is investment grade fixed income securities, and Enstar also has certain privately held equities which management evaluates based on the underlying economic exposures. U.S. GAAP requires that these investments be classified as “Equities”. 2. Enstar has certain private equity funds that are collectively held in a limited partnership, which management evaluates based on the nature of the underlying investments within these funds. U.S. GAAP requires that the investment be classified as “Private equity funds” within “Other Investments”. Where relevant, we have disclosed the underlying economic exposure of our investments in order to be consistent with the manner in which management views the underlying portfolio composition. Refer to pages 30 and 31 for further details. Cautionary Statement This Investor Financial Supplement contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements regarding the intent, belief or current expectations of Enstar and its management team. Investors are cautioned that any such forward- looking statements speak only as of the date they are made, are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. Important risk factors regarding Enstar can be found under the heading "Risk Factors" in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and our Quarterly Reports on Form 10- Q. Furthermore, Enstar undertakes no obligation to update any written or oral forward-looking statements or publicly announce any updates or revisions to any of the forward-looking statements contained herein, to reflect any change in its expectations with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements, except as required by law.

Financial Highlights

ENSTAR

	Three Months Ended		Year Ended	
	December 31, 2023	December 31, 2022	December 31, 2023	December 31, 2022
Key Income Metrics				
ROE	13.7 %	5.5 %	24.2 %	(15.6)%
Adjusted ROE [1]	9.0 %	4.0 %	18.8 %	(1.1)%
Basic net earnings (loss) per share	$ 40.14	$ 13.34	$ 69.22	$ (52.65)
Diluted net earnings (loss) per share	$ 39.71	$ 13.26	$ 68.47	$ (52.65)
Key Run-off Metrics				
Average net loss reserves			$ 11,798	$ 11,969
Run-off liability earnings ("RLE")			1.1 %	6.3 %
Average adjusted net loss reserves [1]			$ 12,684	$ 12,637
Adjusted RLE [1]			1.8 %	3.9 %
Key Investment Return Metrics				
Average aggregate invested assets	$ 18,472	$ 19,503	$ 18,607	$ 20,079
Annualized total investment return ("TIR")	14.8 %	3.5 %	7.2 %	(9.0)%
Annualized investment book yield	4.00 %	3.33 %	3.86 %	2.47 %
(Losses) earnings from equity method investments	$ (9)	$ (86)	$ 13	$ (74)
Adjusted average aggregate invested assets [1]	$ 19,445	$ 21,380	$ 19,769	$ 21,165
Annualized adjusted TIR [1]	5.5 %	1.9 %	5.3 %	(0.2)%
Share Repurchases				
Ordinary shares repurchased:				
Shares	841,735	—	2,439,447	697,580
Cost	$ 191	$ —	$ 532	$ 163
Average price per share	$ 227.18	$ —	$ 217.98	$ 233.92

	As of	
	December 31, 2023	December 31, 2022
Key Shareholder Metrics		
Ordinary shareholder's equity	$ 5,025	$ 4,464
Total Enstar shareholders' equity	$ 5,535	$ 4,974
Book value per ordinary share ("BVPS")	$ 343.45	$ 262.24
Fully diluted BVPS ("FDBVPS") [1]	$ 336.72	$ 258.92
Change in FDBVPS	30.0 %	(19.9)%
Total ordinary shares outstanding	14,631,055	17,022,420
Fully diluted ordinary shares outstanding	14,923,245	17,240,591
Key Balance Sheet Metrics		
Total assets	$ 20,913	$ 22,154
Debt obligations	$ 1,831	$ 1,829
Total liabilities	$ 15,265	$ 16,826
Total investable assets to ordinary shareholders' equity	3.63x	4.38x
Total net loss reserves to ordinary shareholders' equity	2.31x	2.69x
Debt to total capitalization attributable to Enstar	24.9 %	26.9 %

[1] Non-GAAP financial measure, refer to pages 17 to 26 for explanatory notes and a reconciliation to the most directly comparable GAAP measure.

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Financial Highlights - Five Years

ENSTAR

	Year Ended December 31, 2023	December 31, 2022	December 31, 2021	December 31, 2020	December 31, 2019 [2]
Key Income Metrics					
Return on equity	24.2 %	(15.6)%	7.9 %	38.4 %	25.5 %
Adjusted return on equity [1]	18.8 %	(1.1)%	10.1 %	41.9 %	18.8 %
Key Run-off Metrics					
Average net loss reserves	$ 11,798	$ 11,969	$ 10,344	$ 8,352	$ 7,641
Run-off liability earnings	1.1 %	6.3 %	3.9 %	0.4 %	0.1 %
Average adjusted net loss reserves [1]	$ 12,684	$ 12,637	$ 10,455	$ 8,129	$ 7,160
Adjusted run-off liability earnings [1]	1.8 %	3.9 %	3.6 %	3.5 %	4.0 %
Key Investment Return Metrics					
Average investable assets	$ 18,607	$ 20,079	$ 20,840	$ 15,443	$ 13,758
Total investment return	7.2 %	(9.0)%	2.0 %	14.6 %	10.0 %
Investment book yield	3.86 %	2.47 %	1.84 %	2.53 %	2.80 %
Income (losses) from equity method investments	$ 13	$ (74)	$ 93	$ 239	$ 56
Average adjusted investable assets [1]	$ 19,769	$ 21,165	$ 20,561	$ 15,153	$ 13,646
Adjusted total investment return [1]	5.3 %	(0.2)%	3.6 %	12.4 %	6.3 %
Key Shareholder Metrics					
Ordinary shareholders' equity	$ 5,025	$ 4,464	$ 5,813	$ 6,326	$ 4,490
Total Enstar shareholders' equity	$ 5,535	$ 4,974	$ 6,323	$ 6,836	$ 5,000
Basic book value per ordinary share	$ 343.45	$ 262.24	$ 329.20	$ 293.97	$ 208.73
Fully diluted book value per ordinary share [1]	$ 336.72	$ 258.92	$ 323.43	$ 288.56	$ 205.11
Change in fully diluted book value per ordinary share	30.0 %	(19.9)%	12.1 %	40.7 %	25.9 %
Ordinary shares repurchased:					
Shares	2,439,447	697,580	4,010,695	178,280	—
Cost	$ 532	$ 163	$ 942	$ 26	$ —
Average price per share	$ 217.98	$ 233.92	$ 234.82	$ 145.87	$ —
Total ordinary shares outstanding	14,631,055	17,022,420	17,657,944	21,519,602	21,511,505
Fully diluted ordinary shares outstanding	14,923,245	17,240,591	17,973,149	21,993,598	21,989,971
Key Balance Sheet Metrics					
Total assets	$ 20,913	$ 22,154	$ 24,656	$ 21,789	$ 19,984
Debt obligations	$ 1,831	$ 1,829	$ 1,691	$ 1,373	$ 1,191
Total liabilities	$ 15,265	$ 16,826	$ 17,924	$ 14,574	$ 14,531
Total investable assets to ordinary shareholders' equity	3.63x	4.38x	3.73x	2.73x	3.13x
Total net loss reserves to ordinary shareholders' equity	2.31x	2.69x	2.05x	1.39x	1.77x
Debt to total capitalization attributable to Enstar	24.9 %	26.9 %	21.1 %	16.7 %	19.2 %

(1) Non-GAAP financial measure, refer to pages 17 to 26 for explanatory notes and a reconciliation to the most directly comparable GAAP measure.
(2) The 2018 balance sheet has not been restated to reflect the impact of the 2020 StarStone U.S. discontinued operations classification.

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| enstargroup.com 7 Book Value Per Share & Return on Equity - Five Years Growth in Book Value Per Ordinary Share and Fully Diluted Book Value Per Ordinary Share* Annual % Change $208.73 $293.97 $329.20 $262.24 $343.45 $205.11 $288.56 $323.43 $258.92 $336.72 Book Value Per Ordinary Share Fully Diluted Book Value Per Ordinary Share* 2019 2020 2021 2022 2023 $0 $50 $100 $150 $200 $250 $300 $350 $400 Return on Equity and Adjusted Return on Equity* 25.5% 38.4% 7.9% (15.6)% 24.2% 18.8% 41.9% 10.1% (1.1)% 18.8% Return on Equity Adjusted Return on Equity* 2019 2020 2021 2022 2023 40.8% 40.7% 12.0% 12.1% (20.3)% (19.9)% 31.0% 30.0% 26.3% 25.9% * Non-GAAP financial measure, refer to page 17 for further details. See also pages 19, 21 and 22 for a reconciliation to the most directly comparable GAAP measure.

Consolidated Results by Segment - Q4 2023

ENSTAR

	Three Months Ended December 31, 2023					
	Run-off	Assumed Life	Investments	Legacy Underwriting	Corporate and other [(1)]	Total
REVENUES						
Net premiums earned	$ 14	$ —	$ —	$ —	$ —	$ 14
Net investment income	—	—	176	—	—	176
Net realized losses	—	—	(10)	—	—	(10)
Net unrealized gains	—	—	306	—	—	306
Other income (expense)	(1)	1	—	—	(4)	(4)
Total revenues	13	1	472	—	(4)	482
EXPENSES						
Net incurred losses and loss adjustment expenses						
Current period	12	—	—	—	—	12
Prior period	(154)	—	—	—	58	(96)
Total net incurred losses and loss adjustment expenses	(142)	—	—	—	58	(84)
Amortization of net deferred charge assets	—	—	—	—	31	31
Acquisition costs	4	—	—	—	—	4
General and administrative expenses	47	—	10	—	47	104
Total expenses	(91)	—	10	—	136	55
INCOME (LOSS) BEFORE INTEREST EXPENSE, FOREIGN EXCHANGE AND INCOME TAXES	104	1	462	—	(140)	427
Losses from equity method investments	—	—	(9)	—	—	(9)
SEGMENT INCOME (LOSS)	$ 104	$ 1	$ 453	$ —	(140)	418
Interest expense					(23)	(23)
Net foreign exchange losses					(24)	(24)
Income tax benefit					238	238
NET INCOME						609
Net income attributable to noncontrolling interests					(1)	(1)
NET INCOME ATTRIBUTABLE TO ENSTAR						608
Dividends on preferred shares					(9)	(9)
NET INCOME ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS					$ 41	$ 599

[(1)] Other income (expense) for corporate and other activities includes the amortization of fair value adjustments associated with the acquisition of DCo, LLC ("DCo") and Morse TEC LLC ("Morse TEC"). Net incurred losses and loss adjustment expenses for corporate and other activities includes fair value adjustments associated with the acquisition of companies and the changes in the discount rate and risk margin components of the fair value of liabilities related to our assumed retroactive reinsurance agreements for which we have elected the fair value option.

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Consolidated Results by Segment - Q4 2022

	Three Months Ended December 31, 2022					
	Run-off	Assumed Life	Investments	Legacy Underwriting	Corporate and other [1]	Total
REVENUES						
Net premiums earned	$ 13	$ —	$ —	$ 1	$ —	$ 14
Net investment income	—	—	151	2	—	153
Net realized losses	—	—	(23)	—	—	(23)
Net unrealized gains	—	—	36	2	—	38
Other income (expense)	3	—	—	(3)	2	2
Total revenues	16	—	164	2	2	184
EXPENSES						
Net incurred losses and loss adjustment expenses						
Current period	9	—	—	—	—	9
Prior period	(254)	(26)	—	1	(1)	(280)
Total net incurred losses and loss adjustment expenses	(245)	(26)	—	1	(1)	(271)
Amortization of net deferred charge assets	—	—	—	—	20	20
Acquisition costs	4	—	—	(1)	—	3
General and administrative expenses	20	1	11	2	63	97
Total expenses	(221)	(25)	11	2	82	(151)
INCOME (LOSS) BEFORE INTEREST EXPENSE, FOREIGN EXCHANGE AND INCOME TAXES	237	25	153	—	(80)	335
Losses from equity method investments	—	—	(86)	—	—	(86)
SEGMENT INCOME (LOSS)	$ 237	$ 25	$ 67	$ —	(80)	249
Interest expense					(18)	(18)
Net foreign exchange losses					(12)	(12)
Income tax benefit					16	16
NET INCOME						235
Net loss attributable to noncontrolling interests					1	1
NET INCOME ATTRIBUTABLE TO ENSTAR						236
Dividends on preferred shares					(9)	(9)
NET (LOSS) INCOME ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS					$ (102)	$ 227

[1] Other income (expense) for corporate and other activities includes the amortization of fair value adjustments associated with the acquisition of DCo and Morse TEC. Net incurred losses and loss adjustment expenses for corporate and other activities includes fair value adjustments associated with the acquisition of companies and the changes in the discount rate and risk margin components of the fair value of liabilities related to our assumed retroactive reinsurance agreements for which we have elected the fair value option.

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| enstargroup.com 10 Consolidated Results by Segment - 2023 Year Ended December 31, 2023 Run-off Assumed Life Investments Legacy Underwriting Corporate and other (1) Total REVENUES Net premiums earned $ 43 $ — $ — $ — $ — $ 43 Net investment income — — 647 — — 647 Net realized losses — — (65) — — (65) Net unrealized gains — — 528 — — 528 Other income (expense) 10 277 — — (11) 276 Total revenues 53 277 1,110 — (11) 1,429 EXPENSES Net incurred losses and loss adjustment expenses Current period 30 — — — — 30 Prior period (226) — — — 95 (131) Total net incurred losses and loss adjustment expenses (196) — — — 95 (101) Amortization of net deferred charge assets — — — — — 106 106 Acquisition costs 10 — — — — 10 General and administrative expenses 177 — 43 — 149 369 Total expenses (9) — 43 — 350 384 INCOME (LOSS) BEFORE INTEREST EXPENSE, FOREIGN EXCHANGE AND INCOME TAXES 62 277 1,067 — (361) 1,045 Income from equity method investments — — 13 — — 13 SEGMENT INCOME (LOSS) $ 62 $ 277 $ 1,080 $ — (361) 1,058 Interest expense (90) (90) Net foreign exchange gains — — Income tax benefit 250 250 NET INCOME 1,218 Net income attributable to noncontrolling interests (100) (100) NET INCOME ATTRIBUTABLE TO ENSTAR 1,118 Dividends on preferred shares (36) (36) NET (LOSS) INCOME ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS $ (337) $ 1,082 (1) Other income (expense) for corporate and other activities includes the amortization of fair value adjustments associated with the acquisition of DCo and Morse TEC. Net incurred losses and loss adjustment expenses for corporate and other activities includes fair value adjustments associated with the acquisition of companies and the changes in the discount rate and risk margin components of the fair value of liabilities related to our assumed retroactive reinsurance agreements for which we have elected the fair value option.

Consolidated Results by Segment - 2022

ENSTAR

	Year Ended December 31, 2022					
	Run-off	Assumed Life	Investments	Legacy Underwriting	Corporate and other [(1)]	Total
REVENUES						
Net premiums earned	$ 40	$ 17	$ —	$ 9	$ —	$ 66
Net investment income	—	—	445	10	—	455
Net realized losses	—	—	(111)	—	—	(111)
Net unrealized losses	—	—	(1,493)	(10)	—	(1,503)
Other income	22	—	—	1	12	35
Total revenues	62	17	(1,159)	10	12	(1,058)
EXPENSES						
Net incurred losses and loss adjustment expenses						
Current period	44	—	—	4	—	48
Prior period	(486)	(55)	—	3	(218)	(756)
Total net incurred losses and loss adjustment expenses	(442)	(55)	—	7	(218)	(708)
Policyholder benefit expenses	—	25	—	—	—	25
Amortization of net deferred charge assets	—	—	—	—	80	80
Acquisition costs	22	—	—	1	—	23
General and administrative expenses	143	7	37	2	142	331
Total expenses	(277)	(23)	37	10	4	(249)
INCOME (LOSS) BEFORE INTEREST EXPENSE, FOREIGN EXCHANGE AND INCOME TAXES	339	40	(1,196)	—	8	(809)
Losses from equity method investments	—	—	(74)	—	—	(74)
SEGMENT INCOME (LOSS)	$ 339	$ 40	$ (1,270)	$ —	8	(883)
Interest expense					(89)	(89)
Net foreign exchange gains					15	15
Income tax benefit					12	12
NET LOSS						(945)
Net loss attributable to noncontrolling interests					75	75
NET LOSS ATTRIBUTABLE TO ENSTAR						(870)
Dividends on preferred shares					(36)	(36)
NET LOSS ATTRIBUTABLE TO ENSTAR ORDINARY SHAREHOLDERS					$ (15)	$ (906)

[(1)] Other income (expense) for corporate and other activities includes the amortization of fair value adjustments associated with the acquisition of DCo and Morse TEC. Net incurred losses and loss adjustment expenses for corporate and other activities includes fair value adjustments associated with the acquisition of companies and the changes in the discount rate and risk margin components of the fair value of liabilities related to our assumed retroactive reinsurance agreements for which we have elected the fair value option.

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| enstargroup.com 12 Prior Period Development (“PPD”) by Acquisition year PPD in Year Ended December 31, Acquisition Year 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 (in millions of U.S. dollars) (unaudited) 2013 and prior $ 289 $ 282 $ 160 $ 133 $ 107 $ 86 $ 60 $ 43 $ 14 $ 11 2014(1) 30 18 18 34 (112) (110) 1 25 30 21 2015 87 301 42 79 28 20 21 12 15 2016 9 (34) 18 9 21 10 14 19 2017 84 98 (84) (50) 89 183 (89) 2018 33 42 18 45 58 (12) 2019 33 33 47 59 (37) 2020 (71) (27) (120) (21) 2021 150 435 179 2022 71 78 2023 (33) 319 387 488 259 223 4 32 403 756 131 Acquisition Year Cumulative PPD in Year Ended December 31, 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 (in millions of U.S. dollars) (unaudited) 2013 and prior $ 289 $ 571 $ 731 $ 864 $ 971 $ 1,057 $ 1,117 $ 1,160 $ 1,174 $ 1,185 2014(1) 30 48 66 100 (12) (122) (121) (96) (66) (45) 2015 87 388 430 509 537 557 578 590 605 2016 9 (25) (7) 2 23 33 47 66 2017 84 182 98 48 137 320 231 2018 33 75 93 138 196 184 2019 33 66 113 172 135 2020 (71) (98) (218) (239) 2021 150 585 764 2022 71 149 2023 (33) (1) The 2014 acquisition year includes losses relating to our StarStone business when this business was actively managed within our Legacy Underwriting segment.

Ultimate Losses % Acquired Losses by Acquisition Year

ENSTAR

Acquisition Year	Assumed and Acquired net losses and LAE: Third Party	Assumed and Acquired net losses and LAE: Related Party and Transfers Between Acquisition Years	Total	Ultimate Losses for the Years Ended December 31, 2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
	(in millions of U.S. dollars) (Unaudited)												
2013 and prior[1]	$ 3,592	$ —	$ 3,592	$ 3,303	$ 3,021	$ 2,861	$ 2,728	$ 2,621	$ 2,535	$ 2,475	$ 2,432	$ 2,418	$ 2,407
2014	1,057	—	1,057	1,027	1,009	991	957	1,069	1,179	1,178	1,153	1,123	1,102
2015	1,756	—	1,756		1,669	1,368	1,326	1,247	1,219	1,199	1,178	1,166	1,151
2016	1,357	—	1,357			1,348	1,382	1,364	1,355	1,334	1,324	1,310	1,291
2017	1,536	—	1,536				1,452	1,354	1,438	1,488	1,399	1,216	1,305
2018	2,757	—	2,757					2,724	2,682	2,664	2,619	2,561	2,573
2019	1,817	—	1,817						1,784	1,751	1,704	1,645	1,682
2020[2]	2,191	(782)	1,409							1,480	1,507	1,627	1,648
2021[3]	3,710	840	4,550								4,400	3,965	3,786
2022[2]	2,649	782	3,431									3,360	3,282
2023	2,215	—	2,215										2,248

Ultimate Losses as a Percentage of Assumed and Acquired Net Loss Reserves

Acquisition Year	At End of Year of Acquisition	Years thereafter: One	Two	Three	Four	Five	Six	Seven	Eight	Nine	Ten
	(Unaudited)										
2013 and prior	100 %	92 %	84 %	80 %	76 %	73 %	71 %	69 %	68 %	67 %	67 %
2014[4]	97 %	95 %	94 %	91 %	101 %	112 %	111 %	109 %	106 %	104 %	
2015	95 %	78 %	76 %	71 %	69 %	68 %	67 %	66 %	66 %		
2016	99 %	102 %	101 %	100 %	98 %	98 %	97 %	95 %			
2017	95 %	88 %	94 %	97 %	91 %	79 %	85 %				
2018	99 %	97 %	97 %	95 %	93 %	93 %					
2019	98 %	96 %	94 %	91 %	93 %						
2020	105 %	107 %	115 %	117 %							
2021	97 %	87 %	83 %								
2022	98 %	96 %									
2023	101 %										

[1] For the 2013 and prior acquisition years, the net reserves shown are as at December 31, 2012, and are not the net reserves assumed and acquired.

[2] $782 million of Assumed and Acquired net losses and LAE relating to the Aspen ADC have been transferred from the 2020 to the 2022 acquisition year. Any PPD on this portfolio that occurred in the years ended December 31 2021 and 2020 has not been reclassified between periods.

[3] 2021 Assumed and Acquired net losses and LAE - Related Party of $840 million relates to the acquisition of Enhanzed Re.

[4] The 2014 acquisition year includes losses relating to our StarStone business when this business was actively managed within our Legacy Underwriting segment.

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| enstargroup.com 14 Adjusted PPD by Acquisition Year* Adjusted PPD* in Year Ended December 31, Acquisition Year 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 (in millions of U.S. dollars) (Unaudited) 2013 and prior $ 291 $ 275 $ 171 $ 126 $ 108 $ 92 $ 60 $ 42 $ 29 $ 13 2014 2 (37) 1 1 8 5 3 30 15 (7) 2015 92 306 45 81 30 21 22 13 16 2016 9 (37) 41 16 36 8 22 22 2017 114 87 — 39 34 30 (37) 2018 50 109 69 38 19 25 2019 33 130 92 54 (39) 2020 (71) (27) (120) (21) 2021 142 356 210 2022 71 78 2023 (33) $ 293 $ 330 $ 487 $ 249 $ 375 $ 285 $ 287 $ 381 $ 489 $ 227 Acquisition Year Cumulative Adjusted PPD* in Year Ended December 31, 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 (in millions of U.S. dollars) (Unaudited) 2013 and prior $ 291 $ 566 $ 737 $ 863 $ 971 $ 1,063 $ 1,123 $ 1,165 $ 1,194 $ 1,207 2014 2 (35) (34) (33) (25) (20) (17) 13 28 21 2015 92 398 443 524 554 575 597 610 626 2016 9 (28) 13 29 65 73 95 117 2017 114 201 201 240 274 304 267 2018 50 159 228 266 285 310 2019 33 163 255 309 270 2020 (71) (98) (218) (239) 2021 142 498 708 2022 71 149 2023 (33) * Non-GAAP financial measure. Refer to explanatory notes on pages 17 and 18 for further details. See also pages 27 and 28 for a reconciliation to the most directly comparable GAAP measure.

| enstargroup.com 15 Adjusted Ultimate Losses % Acquired Losses* Adjusted Assumed and Acquired net losses and LAE* Adjusted Ultimate Losses* for the Years Ended December 31, (1) Acquisition Year Third Party Related Party and Transfers Between Acquisition Years Total 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 (in millions of U.S. dollars) (Unaudited) 2013 and prior(1) $ 3,576 $ — $ 3,576 $ 3,285 $ 3,010 $ 2,839 $ 2,713 $ 2,605 $ 2,513 $ 2,453 $ 2,411 $ 2,382 $ 2,369 2014 411 — 411 409 446 445 444 436 431 428 398 383 390 2015 1,782 — 1,782 1,690 1,384 1,339 1,258 1,228 1,207 1,185 1,172 1,156 2016 1,495 — 1,495 1,486 1,523 1,482 1,466 1,430 1,422 1,400 1,378 2017 1,719 — 1,719 1,605 1,518 1,518 1,479 1,445 1,415 1,452 2018 2,921 — 2,921 2,871 2,762 2,693 2,655 2,636 2,611 2019 2,340 — 2,340 2,307 2,177 2,085 2,031 2,070 2020(2) 2,205 (782) 1,423 1,494 1,521 1,641 1,662 2021(3) 3,709 1,611 5,320 5,178 4,822 4,612 2022(2) 2,649 782 3,431 3,360 3,282 2023 2,215 — 2,215 2,248 Adjusted Ultimate Losses* as a Percentage of Adjusted Assumed and Acquired Net Loss Reserves* At End of Year of Acquisition Years thereafter: Acquisition Year One Two Three Four Five Six Seven Eight Nine Ten (Unaudited) 2013 and prior 100% 92% 84% 79% 76% 73% 70% 69% 67% 67% 66% 2014 100% 109% 108% 108% 106% 105% 104% 97% 93% 95% 2015 95% 78% 75% 71% 69% 68% 66% 66% 65% 2016 99% 102% 99% 98% 96% 95% 94% 92% 2017 93% 88% 88% 86% 84% 82% 84% 2018 98% 95% 92% 91% 90% 89% 2019 99% 93% 89% 87% 88% 2020 105% 107% 115% 117% 2021 97% 91% 87% 2022 98% 96% 2023 101% (1) For the 2013 and prior acquisition year, the adjusted net reserves shown are as at December 31, 2013 and are not the adjusted net reserves assumed and acquired. (2) $782 million of Assumed and Acquired net losses and LAE relating to the Aspen ADC have been transferred from the 2020 to the 2022 acquisition year. Any PPD on this portfolio that occurred in the years ended December 31 2021 and 2020 has not been reclassified between periods. (3) 2021 Adjusted Assumed and Acquired net losses and LAE - Related Party of $1,611 million relates to the acquisition of Enhanzed Re and the transfer of StarStone International into the Run-Off segment. * Non-GAAP financial measure. Adjusted ultimate losses presented in the table represent the cumulative impact on adjusted acquired & assumed net loss reserves of adjusted PPD. Reconciliations of adjusted acquired and assumed net loss reserves and adjusted PPD are included on pages 27 to 29 in the Non-GAAP measures section.

| enstargroup.com 16 Capital Position & Credit Ratings Credit ratings (1) Standard and Poor’s Fitch Ratings Long-term issuer BBB+ (Outlook: Stable) BBB+ (Outlook: Stable) 2029 Senior Notes BBB+ BBB 2031 Senior Notes BBB BBB 2040 and 2042 Junior Subordinated Notes BBB- BBB- Series D and E Preferred Shares BBB- BBB- (1) Credit ratings are provided by third parties, Standard & Poor’s and Fitch Ratings, and are subject to certain limitations and disclaimers. For information on these ratings, refer to the rating agencies’ websites and other publications. Total Capitalization Attributable to Enstar $7,366 $6,803 $5,025 $4,464 $510 $510 $1,831 $1,829 24.9% 26.9% 31.8% 34.4% Debt and Series D and E Preferred Shares to total capitalization attributable to Enstar Debt to total capitalization attributable to Enstar Debt obligations Series D and E Preferred Shares Ordinary shareholders' equity December 31, 2023 December 31, 2022 Total Capitalization $7,479 $7,157 $5,025 $4,464 $510 $510 $113 $354 $1,831 $1,829 24.5% 25.6% 31.3% 32.7% Debt and Series D and E Preferred Shares to total capitalization Debt to total capitalization Debt obligations NCI and RNCI Series D and E Preferred Shares Ordinary shareholders' equity December 31, 2023 December 31, 2022

17 Non-GAAP Measures Non-GAAP Measure Definition Purpose of Non-GAAP Measure over GAAP Measure Fully diluted book value per ordinary share Total Enstar ordinary shareholders' equity Divided by Number of ordinary shares outstanding, adjusted for: -the ultimate effect of any dilutive securities on the number of ordinary shares outstanding Increases the number of ordinary shares to reflect the exercise of equity awards granted but not yet vested as, over the long term, this presents both management and investors with a more economically accurate measure of the realizable value of shareholder returns by factoring in the impact of share dilution. We use this non-GAAP measure in our incentive compensation program. Adjusted return on equity (%) Adjusted operating income (loss) attributable to Enstar ordinary shareholders divided by adjusted opening Enstar ordinary shareholder's equity Calculating the operating income (loss) as a percentage of our adjusted opening Enstar ordinary shareholders' equity provides a more consistent measure of the performance of our business by enabling comparison between the financial periods presented. We eliminate the impact of net realized and unrealized (gains) losses on fixed maturities and funds-held directly managed and the change in fair value of insurance contracts for which we have elected the fair value option, as: • we typically hold most of our fixed maturities until the earlier of maturity or the time that they are used to fund any settlement of related liabilities which are generally recorded at cost; and • removing the fair value option improves comparability since there are limited acquisition years for which we elected the fair value option. Therefore, we believe that excluding their impact on our earnings improves comparability of our core operational performance across periods. We include fair value adjustments as non-GAAP adjustments to the adjusted operating income (loss) attributable to Enstar ordinary shareholders as they are non-cash charges that are not reflective of the impact of our claims management strategies on our loss portfolios. We eliminate the net gain (loss) on the purchase and sales of subsidiaries and net earnings from discontinued operations, as these items are not indicative of our ongoing operations. We use this non-GAAP measure in our incentive compensation program. Adjusted operating income (loss) attributable to Enstar ordinary shareholders (numerator) Net earnings (loss) attributable to Enstar ordinary shareholders, adjusted for: -net realized and unrealized (gains) losses on fixed maturities and funds held-directly managed, -change in fair value of insurance contracts for which we have elected the fair value option (1), -amortization of fair value adjustments, -net gain/loss on purchase and sales of subsidiaries (if any), -net earnings from discontinued operations (if any), -tax effects of adjustments, and -adjustments attributable to noncontrolling interests Adjusted opening Enstar ordinary shareholders' equity (denominator) Opening Enstar ordinary shareholders' equity, less: -net unrealized gains (losses) on fixed maturities and funds held-directly managed, -fair value of insurance contracts for which we have elected the fair value option (1), -fair value adjustments, and -net assets of held for sale or disposed subsidiaries classified as discontinued operations (if any) Adjusted total investment return (%) Adjusted total investment return (dollars) recognized in earnings for the applicable period divided by period average adjusted total investable assets. Provides a key measure of the return generated on the capital held in the business and is reflective of our investment strategy. Provides a consistent measure of investment returns as a percentage of all assets generating investment returns. We adjust our investment returns to eliminate the impact of the change in fair value of fixed maturities (both credit spreads and interest rates), as we typically hold most of these investments until the earlier of maturity or used to fund any settlement of related liabilities which are generally recorded at cost. Adjusted total investment return ($) (numerator) Total investment return (dollars), adjusted for: -net realized and unrealized (gains) losses on fixed maturities and funds held-directly managed; and -unrealized (gains) losses on fixed maturities, AFS included within OCI, net of reclassification adjustments and excluding foreign exchange. Adjusted average aggregate total investable assets (denominator) Total average investable assets, adjusted for: -net unrealized (gains) losses on fixed maturities, AFS included within AOCI -net unrealized (gains) losses on fixed maturities, trading (1) Comprises the discount rate and risk margin components.

| enstargroup.com 18 Non-GAAP Measures (continued) Non-GAAP Measure Definition Purpose of Non-GAAP Measure over GAAP Measure Adjusted run-off liability earnings (%) Adjusted PPD divided by average adjusted net loss reserves. Calculating the RLE as a percentage of our adjusted average net loss reserves provides a more meaningful and comparable measurement of the impact of our claims management strategies on our loss portfolios across acquisition years and also to our overall financial periods. We use this measure to evaluate the impact of our claims management strategies because it provides visibility into our ability to settle our claims obligations for amounts less than our initial estimate at the point of acquiring the obligations. The following components of periodic recurring net incurred losses and LAE and net loss reserves are not considered key components of our claims management performance for the following reasons: • Prior to the settlement of the contractual arrangements, the results of our Legacy Underwriting segment were economically transferred to a third party primarily through use of reinsurance and a Capacity Lease Agreement(2); as such, the results were not a relevant contribution to Adjusted RLE, which is designed to analyze the impact of our claims management strategies; • The results of our Assumed Life segment relate only to our prior exposure to active property catastrophe business; as this business was not in run-off, the results were not a relevant contribution to Adjusted RLE; • The change in fair value of insurance contracts for which we have elected the fair value option(1) has been removed to support comparability between the two acquisition years for which we elected the fair value option in reserves assumed and the acquisition years for which we did not make this election (specifically, this election was only made in the 2017 and 2018 acquisition years and the election of such option is irrevocable); and • The amortization of fair value adjustments are non-cash charges that obscure our trends on a consistent basis. We include our performance in managing claims and estimated future expenses on our defendant A&E liabilities because such performance is relevant to assessing our claims management strategies even though such liabilities are not included within the loss reserves. We use this measure to assess the performance of our claim strategies and part of the performance assessment of our past acquisitions. Adjusted prior period development (numerator) Prior period net incurred losses and LAE, adjusted to: Remove: -Legacy Underwriting and Assumed Life operations -amortization of fair value adjustments, -change in fair value of insurance contracts for which we have elected the fair value option (1), and Add: -the reduction/(increase) in estimates of net ultimate liabilities and reduction in estimated future expenses of our defendant A&E liabilities. Adjusted net loss reserves (denominator) Net losses and LAE, adjusted to: Remove: -Legacy Underwriting and Assumed Life net loss reserves -current period net loss reserves -net fair value adjustments associated with the acquisition of companies, -the fair value adjustments for contracts for which we have elected the fair value option (1) and Add: -net nominal defendant A&E liability exposures and estimated future expenses. (1) Comprises the discount rate and risk margin components. (2) The reinsurance contractual arrangements (including the Capacity Lease Agreement) were settled during the second quarter of 2023. As a result of the settlement, we have not recorded any transactions in the Legacy Underwriting segment in 2023.

Reconciliation to Fully Diluted Book Value Per Share

ENSTAR

	For the Year Ended December 31,								
	2023			2022			2021		
	Equity [1]	Ordinary Shares	Per Share Amount	Equity [1] [2]	Ordinary Shares	Per Share Amount	Equity [1]	Ordinary Shares	Per Share Amount
	(in millions of U.S. dollars, except share and per share data)								
Book value per ordinary share	$ 5,025	14,631,055	$ 343.45	$ 4,464	17,022,420	$ 262.24	$ 5,813	17,657,944	$ 329.20
Non-GAAP adjustment:									
Share-based compensation plans	—	292,190		—	218,171		—	315,205	
Fully diluted book value per ordinary share*	$ 5,025	14,923,245	$ 336.72	$ 4,464	17,240,591	$ 258.92	$ 5,813	17,973,149	$ 323.43

	For the Year Ended December 31,					
	2020			2019		
	Equity [1]	Ordinary Shares	Per Share Amount	Equity [1]	Ordinary Shares	Per Share Amount
	(in millions of U.S. dollars, except share and per share data)					
Book value per ordinary share	$ 6,326	21,519,602	$ 293.97	$ 4,490	21,511,505	$ 208.73
Non-GAAP adjustments:						
Share-based compensation plans	—	298,095		—	302,565	
Warrants	20	175,901		20	175,901	
Fully diluted book value per ordinary share*	$ 6,346	21,993,598	$ 288.56	$ 4,510	21,989,971	$ 205.11

[1] Equity comprises Enstar ordinary shareholders' equity, which is calculated as Enstar shareholders' equity less preferred shares ($510 million as of December 31, 2023, 2022, 2021, 2020 and 2019, respectively), prior to any non-GAAP adjustments.

[2] Enstar ordinary shareholders' equity as of December 31, 2022 has been retrospectively adjusted by $273 million for the impact of adopting ASU 2018-12.

* Non-GAAP financial measure.

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| enstargroup.com 20 Reconciliation to Adjusted Return on Equity - QTD Q4 2023 and 2022 (1) Net (loss) earnings comprises net (loss) earnings attributable to Enstar ordinary shareholders, prior to any non-GAAP adjustments. Opening equity comprises Enstar ordinary shareholders' equity, which is calculated as opening Enstar shareholders' equity less preferred shares ($510 million), prior to any non-GAAP adjustments. (2) Represents the net realized and unrealized losses (gains) related to fixed maturity securities. Our fixed maturity securities are held directly on our balance sheet and also within the "Funds held - directly managed" balance. (3) Comprises the discount rate and risk margin components. (4) Represents an aggregation of the tax expense or benefit associated with the specific country to which the pre-tax adjustment relates, calculated at the applicable jurisdictional tax rate. (5) Represents the impact of the adjustments on the net earnings (loss) attributable to noncontrolling interests associated with the specific subsidiaries to which the adjustments relate. * Non-GAAP financial measure. (1) Net income (loss) comprises net income (loss) attributable to Enstar ordinary shareholders, prior to any non-GAAP adjustments. Opening equity comprises Enstar ordinary shareholders' equity, which is calculated as opening Enstar shareholders' equity less preferred shares ($510 million), prior to any non-GAAP adjustments. (2) Net realized gains (losses) on fixed maturities, AFS are included in net realized gains (losses) in our consolidated statements of operations. Net unrealized gains (losses) on fixed maturities, trading and funds held - directly managed are included in net unrealized gains (losses) in our consolidated statements of operations. (3) Our fixed maturities are held directly on our balance sheet and also within the "Funds held" balance. (4) Comprises the discount rate and risk margin components. (5) Represents an aggregation of the tax expense or benefit associated with the specific country to which the pre-tax adjustment relates, calculated at the applicable jurisdictional tax rate. (6) Represents the impact of the adjustments on the net income (loss) attributable to noncontrolling interests associated with the specific subsidiaries to which the adjustments relate. (7) Enstar ordinary shareholders’ equity as of September 30, 2022 has been retrospectively adjusted by $236 million for the impact of adopting ASU 2018-12. * Non-GAAP financial measure. Three Months Ended December 31, 2023 December 31, 2022 Net income (loss) (1) Opening equity (1) (Adj) ROE Net income (loss) (1) Opening equity (1)(7) (Adj) ROE Net income/Opening equity/ROE(1) $ 599 $ 4,367 13.7% $ 227 $ 4,099 5.5 % Non-GAAP adjustments for loss (gains): Net realized losses on fixed maturities, AFS (2) / Net unrealized losses on fixed maturities, AFS (3) 10 634 23 757 Net unrealized losses on fixed maturities, trading (2) / Net unrealized losses on fixed maturities, trading (3) (108) 366 (53) 530 Net unrealized losses on funds held - directly managed (2) / Net unrealized losses on funds held - directly managed (3) (96) 222 50 639 Change in fair value of insurance contracts for which we have elected the fair value option / Fair value of insurance contracts for which we have elected the fair value option (4) 54 (292) 28 (305) Amortization of fair value adjustments / Fair value adjustments 4 (112) (29) (95) Tax effects of adjustments (5) 5 — (1) — Adjustments attributable to noncontrolling interests (6) — — (21) — Adjusted net income (loss)/Adjusted opening equity/Adjusted ROE* $ 468 $ 5,185 9.0% $ 224 $ 5,625 4.0%

Reconciliation to Adjusted Return on Equity - 2023, 2022 and 2021

ENSTAR

	Year Ended								
	December 31, 2023			December 31, 2022			December 31, 2021		
	Net income (loss) [1]	Opening equity [1][2]	(Adj) ROE	Net income (loss) [1]	Opening equity [1]	(Adj) ROE	Net earnings (loss) [1]	Opening equity [1]	(Adj) ROE
Net income (loss)/Opening equity/ROE [1]	$ 1,082	$ 4,464	24.2 %	$ (906)	$ 5,813	(15.6)%	$ 502	$ 6,326	7.9 %
Non-GAAP adjustments for loss (gains):									
Net realized losses on fixed maturities, AFS [3] / Net unrealized losses on fixed maturities, AFS [4]	65	647		111	36		4	(82)	
Net unrealized losses on fixed maturities, trading [3] / Net unrealized losses on fixed maturities, trading [4]	(84)	400		503	(134)		144	(384)	
Net unrealized losses on funds held - directly managed [3] / Net unrealized losses on funds held - directly managed [4]	(47)	780		567	9		62	(94)	
Change in fair value of insurance contracts for which we have elected the fair value option / Fair value of insurance contracts for which we have elected the fair value option [5]	78	(294)		(200)	(107)		(75)	(33)	
Amortization of fair value adjustments / Fair value adjustments	17	(124)		(18)	(106)		16	(128)	
Net gain on purchase and sales of subsidiaries	—	—		—	—		(73)	—	
Tax effects of adjustments [6]	(7)	—		(7)	—		(21)	—	
Adjustments attributable to noncontrolling interests [7]	(2)	—		(111)	—		6	—	
Adjusted net income (loss)/Adjusted opening equity/Adjusted ROE*	$ 1,102	$ 5,873	18.8 %	$ (61)	$ 5,511	(1.1)%	$ 565	$ 5,605	10.1 %

[1] Net income (loss) comprises net income (loss) attributable to Enstar ordinary shareholders, prior to any non-GAAP adjustments. Opening equity comprises Enstar ordinary shareholders' equity, which is calculated as opening Enstar shareholders' equity less preferred shares ($510 million), prior to any non-GAAP adjustments.

[2] Enstar ordinary shareholders' equity as of December 31, 2022 has been retrospectively adjusted by $273 million for the impact of adopting ASU 2018-12.

[3] Net realized gains (losses) on fixed maturities, AFS are included in net realized gains (losses) in our consolidated statements of operations. Net unrealized gains (losses) on fixed maturities, trading and funds held - directly managed are included in net unrealized gains (losses) in our consolidated statements of operations.

[4] Our fixed maturities are held directly on our balance sheet and also within the "Funds held" balance.

[5] Comprises the discount rate and risk margin components.

[6] Represents an aggregation of the tax expense or benefit associated with the specific country to which the pre-tax adjustment relates, calculated at the applicable jurisdictional tax rate.

[7] Represents the impact of the adjustments on the net income (loss) attributable to noncontrolling interests associated with the specific subsidiaries to which the adjustments relate.

*Non-GAAP measure.

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Reconciliation to Adjusted Return on Equity - 2020 and 2019

ENSTAR

	Year Ended December 31, 2020 Net income (loss) [(1)]	Opening Equity [(1)]	(Adj) ROE	Year Ended December 31, 2019 Net income (loss) [(1)]	Opening Equity [(1)(7)]	(Adj) ROE
	(in millions of U.S. dollars)					
Net income (loss)/Opening equity/ROE [(1)]	$ 1,723	$ 4,490	38.4 %	$ 906	$ 3,546	25.5 %
Non-GAAP adjustments for loss (gains):						
Net realized losses (gains) on fixed maturities, AFS [(2)] / Net unrealized losses (gains) on fixed maturities, AFS [(3)]	(18)	—		(4)	(1)	
Net unrealized (gains) losses on fixed maturities, trading [(2)] / Net unrealized losses (gains) on fixed maturities, trading [(3)]	(228)	(229)		(423)	187	
Net unrealized (gains) losses on funds held - directly managed [(2)] / Net unrealized losses (gains) on funds held - directly managed [(3)]	(60)	(48)		(89)	41	
Change in fair value of insurance contracts for which we have elected the fair value option / Fair value of insurance contracts for which we have elected the fair value option [(4)]	119	(130)		117	(244)	
Amortization of fair value adjustments / Fair value adjustments	27	(152)		51	(199)	
Net gain on purchase and sales of subsidiaries	(3)	—		—	—	
Net earnings from discontinued operations / Net assets of entities classified as held for sale and discontinued operations	(16)	(266)		(7)	(210)	
Tax effects of adjustments [(5)]	23	—		36	—	
Adjustments attributable to noncontrolling interests [(6)]	13	109		15	86	
Adjusted net income (loss)/Adjusted opening equity/Adjusted ROE*	$ 1,580	$ 3,774	41.9 %	$ 602	$ 3,206	18.8 %

(1) Net income (loss) comprises net income (loss) attributable to Enstar ordinary shareholders, prior to any non-GAAP adjustments. Opening equity comprises Enstar ordinary shareholders' equity, which is calculated as opening Enstar shareholders' equity less preferred shares ($510 million), prior to any non-GAAP adjustments.

(2) Net realized gains (losses) on fixed maturities, AFS are included in net realized gains (losses) in our consolidated statements of operations. Net unrealized gains (losses) on fixed maturities, trading and funds held - directly managed are included in net unrealized gains (losses) in our consolidated statements of operations.

(3) Our fixed maturities are held directly on our balance sheet and also within the "Funds held" balance.

(4) Comprises the discount rate and risk margin components.

(5) Represents an aggregation of the tax expense or benefit associated with the specific country to which the pre-tax adjustment relates, calculated at the applicable jurisdictional tax rate.

(6) Represents the impact of the adjustments on the net income (loss) attributable to noncontrolling interest associated with the specific subsidiaries to which the adjustments relate.

(7) The 2018 balance sheet has not been restated to reflect the impact of the 2020 StarStone U.S. discontinued operations classification.

* Non-GAAP financial measure.

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Reconciliation to Adjusted Run-off Liability Earnings - 2023 and 2022

ENSTAR

	Year Ended December 31, 2023	As of December 31, 2023	As of December 31, 2022	December 31, 2023	Year Ended December 31, 2023
	RLE / PPD	Net loss reserves	Net loss reserves	Average net loss reserves	RLE %
PPD/net loss reserves/RLE %	$ 131	$ 11,585	$ 12,011	$ 11,798	1.1 %
Non-GAAP adjustments for expenses (income):					
Net loss reserves incurred in the current period	—	(30)	—	(15)	
Legacy Underwriting	—	—	(139)	(69)	
Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies	17	107	124	116	
Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option [1]	78	246	294	270	
Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities	(1)	527	572	550	
Reduction in estimated future expenses - defendant A&E / Estimated future expenses - defendant A&E	2	33	35	34	
Adjusted PPD/Adjusted net loss reserves/Adjusted RLE %*	$ 227	$ 12,468	$ 12,897	$ 12,684	1.8 %

	Year Ended December 31, 2022	As of December 31, 2022	As of December 31, 2021	December 31, 2022	Year Ended December 31, 2022
	RLE / PPD	Net loss reserves	Net loss reserves	Average net loss reserves	RLE %
PPD/net loss reserves/RLE %	$ 756	$ 12,011	$ 11,926	$ 11,969	6.3 %
Non-GAAP adjustments for expenses (income):					
Net loss reserves incurred in the current period	—	(45)	—	(23)	
Assumed Life	(55)	—	(181)	(91)	
Legacy Underwriting	3	(135)	(153)	(144)	
Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies	(18)	124	106	115	
Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option [1]	(200)	294	107	201	
Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities	2	572	573	573	
Reduction in estimated future expenses - defendant A&E / Estimated future expenses - defendant A&E	1	35	37	37	
Adjusted PPD/Adjusted net loss reserves/Adjusted RLE %*	$ 489	$ 12,856	$ 12,415	$ 12,637	3.9 %

[1] Comprises the discount rate and risk margin components.

* Non-GAAP financial measure.

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Reconciliation to Adjusted Run-off Liability Earnings - 2021 and 2020

		Year Ended December 31, 2021		As of						Year Ended December 31, 2021
				December 31, 2021		December 31, 2020		December 31, 2021		
		RLE / PPD		Net loss reserves		Net loss reserves		Average net loss reserves		Annualized RLE %
				(in millions of U.S. dollars)						
PPD/net loss reserves/RLE %	$	403	$	11,926	$	8,763	$	10,344		3.9 %
Non-GAAP adjustments for expenses (income):										
Net loss reserves incurred in the current period		—		(143)		—		(72)		
Assumed Life		—		(179)		—		(90)		
Legacy Underwriting		(6)		(140)		(955)		(548)		
Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies		16		106		128		117		
Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option [(1)]		(75)		107		33		70		
Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities		38		573		615		594		
Reduction in estimated future expenses - defendant A&E / Estimated future expenses - defendant A&E		5		37		43		40		
Adjusted PPD/Adjusted net loss reserves/Adjusted RLE %*	$	381	$	12,287	$	8,627	$	10,455		3.6 %

		Year Ended December 31, 2020		As of						Year Ended December 31, 2020
				December 31, 2020		December 31, 2019		December 31, 2020		
		RLE / PPD		Net loss reserves		Net loss reserves		Average net loss reserves		RLE %
				(in millions of U.S. dollars)						
PPD/net loss reserves/RLE %	$	32	$	8,763	$	7,941	$	8,352		0.4 %
Non-GAAP adjustments for expenses (income):										
Net loss reserves incurred in the current period		—		(273)		—		(137)		
Legacy Underwriting		(4)		(702)		(1,184)		(943)		
Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies		28		128		152		140		
Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option [(1)]		119		33		130		82		
Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities		103		615		561		588		
Reduction in estimated future expenses - defendant A&E / Estimated future expenses - defendant A&E		9		43		52		48		
Adjusted PPD/Adjusted net loss reserves/Adjusted RLE %*	$	287	$	8,607	$	7,652	$	8,129		3.5 %

(1) Comprises the discount rate and risk margin components.

* Non-GAAP financial measure.

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Reconciliation to Adjusted Run-off Liability Earnings - 2019

	Year Ended December 31, 2019	As of			Year Ended December 31, 2019
		December 31, 2019	December 31, 2018	December 31, 2019	
	RLE / PPD	Net loss reserves	Net loss reserves [(2)]	Average net loss reserves [(2)]	RLE %
	(in millions of U.S. dollars)				
PPD/net loss reserves/RLE %	$ 4	$ 7,941	$ 7,341	$ 7,641	0.1 %
Non-GAAP adjustments for expenses (income):					
Net loss reserves incurred in the current period	—	(401)	—	(201)	
Legacy Underwriting	106	(842)	(1,162)	(1,002)	
Amortization of fair value adjustments / Net fair value adjustments associated with the acquisition of companies	51	152	199	176	
Changes in fair value - fair value option / Net fair value adjustments for contracts for which we have elected the fair value option [(1)]	117	130	244	187	
Change in estimate of net ultimate liabilities - defendant A&E / Net nominal defendant A&E liabilities	4	561	84	323	
Reduction in estimated future expenses - defendant A&E / Estimated future expenses - defendant A&E	3	52	20	36	
Adjusted PPD/Adjusted net loss reserves/Adjusted RLE %*	$ 285	$ 7,593	$ 6,726	$ 7,160	4.0 %

(1) Comprises the discount rate and risk margin components.

(2) The 2018 balance sheet has not been restated to reflect the impact of the 2020 StarStone U.S. discontinued operations classification.

* Non-GAAP financial measure.

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25

Reconciliation to Adjusted Total Investment Return

	Three Months Ended December 31, 2023	Three Months Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2021	Year Ended December 31, 2020	Year Ended December 31, 2019
Net investment income	$ 176	$ 153	$ 647	$ 455	$ 312	$ 303	$ 308
Net realized (losses) gains	(10)	(23)	(65)	(111)	(61)	19	5
Net unrealized gains (losses)	306	38	528	(1,503)	178	1,623	1,007
(Losses) income from equity method investments	(9)	(86)	13	(74)	93	239	56
Other comprehensive income:							
Unrealized gains (losses) on fixed maturities, AFS, net of reclassification adjustments excluding foreign exchange	220	87	222	(570)	(100)	70	(3)
TIR ($)	$ 683	$ 169	$ 1,345	$ (1,803)	$ 422	$ 2,254	$ 1,373
Non-GAAP adjustments:							
Net unrealized (gains) losses on fixed maturities, trading and funds held-directly managed	(194)	20	(66)	1,181	210	(306)	(516)
Unrealized (gains) losses on fixed maturities, AFS, net of reclassification adjustments excluding foreign exchange	(220)	(87)	(222)	570	100	(70)	3
Adjusted TIR ($)*	$ 269	$ 102	$ 1,057	$ (52)	$ 732	$ 1,878	$ 860
Total investments	17,413	18,210	17,413	18,210	19,616	15,893	13,096
Cash and cash equivalents, including restricted cash and cash equivalents	830	1,330	830	1,330	2,092	1,373	971
Total investable assets	$ 18,243	$ 19,540	$ 18,243	$ 19,540	$ 21,708	$ 17,266	$ 14,067
Average aggregate invested assets, at fair value [(1)]	$ 18,472	$ 19,503	$ 18,607	$ 20,079	$ 20,840	$ 15,443	$ 13,758
Annualized TIR % [(2)]	14.8 %	3.5 %	7.2 %	(9.0)%	2.0 %	14.6 %	10.0 %
Non-GAAP adjustment:							
Net unrealized losses (gains) on fixed maturities, AFS included within AOCI and net unrealized losses on fixed maturities, trading and funds held - directly managed	725	1,827	725	1,827	(89)	(560)	(275)
Adjusted investable assets*	$ 18,968	$ 21,367	$ 18,968	$ 21,367	$ 21,619	$ 16,706	$ 13,792
Adjusted average aggregate invested assets, at fair value* [(3)]	$ 19,445	$ 21,380	$ 19,769	$ 21,165	$ 20,561	$ 15,153	$ 13,646
Annualized adjusted TIR %* [(4)]	5.5 %	1.9 %	5.3 %	(0.2)%	3.6 %	12.4 %	6.3 %

(1) This amount is a two period average of the total investable assets for the three months ended December 31, 2023 and 2022, respectively, and a five period average for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively, as presented above, and is comprised of amounts disclosed in our quarterly and annual U.S. GAAP consolidated financial statements.

(2) Annualized TIR % is calculated by dividing the annualized TIR ($) by average aggregate invested assets, at fair value.

(3) This amount is a two period average of the adjusted investable assets* for the three months ended December 31, 2023 and 2022, respectively, and a five period average for the years ended December 31, 2023, 2022, 2021, 2020 and 2019, respectively, as presented above.

(4) Annualized adjusted TIR %* is calculated by dividing the annualized adjusted TIR* ($) by adjusted average aggregate invested assets, at fair value*.

*Non-GAAP measure.

| enstargroup.com

26

Reconciliation of PPD by Acquisition Year

ENSTAR

Acquisition year		PPD in year ended December 31, 2014	2015	2016	2017	2018	2019	2020	2021	2022	2023
		(in millions of U.S. dollars)									
2013 and prior	**PPD**	289	282	160	133	107	86	60	43	14	11
	Legacy	(19)	(22)	(13)	(21)	(14)	(8)	(7)	(6)	3	—
	FVA	21	15	24	14	15	14	7	5	12	2
2013 and prior	**Adjusted PPD***	291	275	171	126	108	92	60	42	29	13
2014	**PPD**	30	18	18	34	(112)	(110)	1	25	30	21
	Legacy	(11)	(39)	(14)	(27)	127	115	3	8	(14)	(26)
	FVA	(17)	(16)	(3)	(6)	(7)	—	(1)	(3)	(1)	(2)
2014	**Adjusted PPD***	2	(37)	1	1	8	5	3	30	15	(7)
2015	**PPD**	—	87	301	42	79	28	20	21	12	15
	FVA	—	5	5	3	2	2	1	1	1	1
2015	**Adjusted PPD***	—	92	306	45	81	30	21	22	13	16
2016	**PPD**	—	—	9	(34)	18	9	21	10	14	19
	Defendant A&E	—	—	—	—	23	4	13	(4)	7	2
	Defendant A&E ULAE	—	—	—	(3)	—	3	2	2	1	1
2016	**Adjusted PPD***	—	—	9	(37)	41	16	36	8	22	22
2017	**PPD**	—	—	—	84	98	(84)	(50)	89	183	(89)
	FVO	—	—	—	30	(11)	84	89	(55)	(153)	52
2017	**Adjusted PPD***	—	—	—	114	87	—	39	34	30	(37)
2018	**PPD**	—	—	—	—	33	42	18	45	58	(12)
	Legacy	—	—	—	—	2	(1)	—	—	—	—
	FVO	—	—	—	—	18	33	30	(20)	(47)	26
	FVA	—	—	—	—	(3)	35	21	13	8	11
2018	**Adjusted PPD***	—	—	—	—	50	109	69	38	19	25
2019	**PPD**	—	—	—	—	—	33	33	47	59	(37)
	Defendant A&E	—	—	—	—	—	—	90	42	(5)	(3)
	Defendant A&E ULAE	—	—	—	—	—	—	7	3	—	1
2019	**Adjusted PPD***	—	—	—	—	—	33	130	92	54	(39)
2020	**PPD**	—	—	—	—	—	—	(71)	(27)	(120)	(21)
2020	**Adjusted PPD***	—	—	—	—	—	—	(71)	(27)	(120)	(21)

| enstargroup.com

* Non-GAAP financial measure. Cumulative Adjusted PPD on page 14 is merely the sum of the relevant numbers in the table above.

27

| enstargroup.com 28 Reconciliation of PPD by Acquisition Year (continued) * Non-GAAP financial measure. Cumulative Adjusted PPD on page 14 is merely the sum of the relevant numbers in the table above. PPD in year ended December 31 Acquisition year 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 (in millions of U.S. dollars) 2021 PPD — — — — — — — 150 435 179 Legacy — — — — — — — (8) 14 26 Assumed Life — — — — — — — — (55) — FVA — — — — — — — — (38) 5 2021 Adjusted PPD* — — — — — — — 142 356 210 2022 PPD — — — — — — — — 71 78 2022 Adjusted PPD* — — — — — — — — 71 78 2023 PPD — — — — — — — — — (33) 2023 Adjusted PPD* — — — — — — — — — (33) All Acquisition Years PPD 319 387 488 259 223 4 32 403 756 131 Legacy (30) (61) (27) (48) 115 106 (4) (6) 3 — Assumed Life — — — — — — — — (55) — FVO — — — 30 7 117 119 (75) (200) 78 FVA 4 4 26 11 7 51 28 16 (18) 17 Defendant A&E — — — — 23 4 103 38 2 (1) Defendant A&E ULAE — — — (3) — 3 9 5 1 2 All Acquisition Years Adjusted PPD* 293 330 487 249 375 285 287 381 489 227

Reconciliation of Assumed and Acquired Reserves

ENSTAR

Acquisition year	Assumed and Acquired net losses and LAE	Non-GAAP Adjustments [2]: Enhanzed Re	Legacy Underwriting	Fair value adjustments - acquired companies	Fair value adjustments - fair value option	Net Defendant A&E Liabilities	Transfer from Legacy Underwriting [3]	Adjusted Assumed and Acquired net losses and LAE*	Adjusted Assumed and Acquired net losses and LAE*: Third Party	Related Party	Total*
2013 and prior reserves as at Dec 31 2013 [1]	$ 3,592	$ —	$ (200)	$ 184	$ —	$ —	$ —	$ 3,576	$ 3,576	$ —	$ 3,576
2014	1,057	—	(592)	(54)	—	—	—	411	411	—	411
2015	1,756	—	—	26	—	—	—	1,782	1,782	—	1,782
2016	1,357	—	—	—	—	138	—	1,495	1,495	—	1,495
2017	1,536	—	(32)	1	214	—	—	1,719	1,719	—	1,719
2018	2,757	—	(16)	102	78	—	—	2,921	2,921	—	2,921
2019	1,817	—	—	—	—	523	—	2,340	2,340	—	2,340
2020[4]	1,409	—	—	—	14	—	—	1,423	1,423	—	1,423
2021	4,550	(221)	—	36	—	—	955	5,320	3,709	1,611	5,320
2022[4]	3,431	—	—	—	—	—	—	3,431	3,431	—	3,431
2023	2,215	—	—	—	—	—	—	2,215	2,215	—	2,215

[1] For the 2013 and prior acquisition years, the net reserves shown are as at December 31, 2013, and are not the net reserves assumed and acquired.
[2] This reconciliation excludes any adjustment for current accident year loss reserves as it references only reserves assumed and acquired by Enstar.
[3] Represents the transfer of StarStone International net losses and LAE from Legacy Underwriting to Run-off segment effective January 1, 2021.
[4] $782 million of Assumed and Acquired net losses and LAE relating to the Aspen ADC have been transferred from the 2020 to the 2022 acquisition year.
* Non-GAAP financial measure.

| enstargroup.com

29

Investment Composition - December 31, 2023

ENSTAR

	December 31, 2023		Other Investments: Hedge Funds	Fixed income funds	Equity funds	Private equity funds	CLO equities	CLO equity funds	Private credit funds	Real estate debt fund	Other [1]	Equities: Publicly traded equities	Exchange-traded funds	Privately held equities	Cash [2]	Funds Held	Short-term and fixed maturities, trading and AFS
Short-term and fixed maturities, trading and AFS	$ 7,274	39.9 %															7,274
Funds held	5,251	28.8 %		102									68			5,081	
			— %	1.9 %	— %	— %	— %	— %	— %	— %	— %	— %	1.3 %	— %	— %	96.8 %	— %
Equities																	
Publicly traded equities	275	1.5 %		55								220					
Exchange-traded funds	82	0.4 %					18						20				44
Privately held equities	344	1.9 %							45					299			
Total	701	3.8 %	— %	7.8 %	— %	— %	2.6 %	— %	6.4 %	— %	— %	31.4 %	2.9 %	42.6 %	— %	— %	6.3 %
Other investments																	
Hedge funds	491	2.7 %	407	84													
Fixed income funds	605	3.3 %		605													
Equity funds	4	— %										4					
Private equity funds	1,617	8.9 %		3		1,186			108	67	92	16	30	6	109		
CLO equities	60	0.3 %					60										
CLO equity funds	182	1.0 %					182										
Private credit funds	625	3.4 %							625								
Real estate debt fund	269	1.5 %								269							
Total	3,853	21.1 %	10.5 %	18.0 %	— %	30.8 %	6.3 %	— %	19.0 %	8.7 %	2.4 %	0.5 %	0.8 %	0.2 %	2.8 %	— %	— %
Equity method investments	334	1.8 %															
Total investments	17,413	95.5 %															
Cash and cash equivalents (including restricted cash)	830	4.6 %													830		
Total investable assets	$18,243	100.0 %															

(1) Infrastructure in fund format.

(2) Cash and cash equivalents.

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30

| enstargroup.com 31 Investment Composition - December 31, 2022 Other Investments Equities December 31, 2022 Hedge Funds Fixed income funds Equity funds Private equity funds CLO equities CLO equity funds Private credit funds Real estate debt fund Other(1) Publicly traded equities Exchange- traded funds Privately held equities Cash(2) Short-term and fixed maturity investments, trading and AFS $ 7,645 39.1 % Funds held 5,622 28.8 % Equities Publicly traded equities 385 2.0% 385 Exchange-traded funds 507 2.6% 68 439 Privately held equities 358 1.8% 52 25 178 103 Total 1,250 6.4% — % 9.6% — % — % 2.0% — % 14.2% — % — % 30.8% 35.1% 8.2% — % Other investments Hedge funds 549 2.8% 468 81 Fixed income funds 547 2.8% 547 Equity funds 3 — % 3 Private equity funds 1,282 6.6% 159 825 96 59 28 13 58 6 38 CLO equities 148 0.8% 148 CLO equity funds 203 1.0% 203 Private credit funds 362 1.9% 362 Real estate debt fund 202 1.0% 202 Total 3,296 16.9% 14.2% 23.9% — % 25.0% 10.6% — % 13.9% 7.9% 0.8% 0.5% 1.8% 0.2% 1.2 % Equity method investments 397 2.0 % Total investments 18,210 93.2 % Cash and cash equivalents (including restricted cash) 1,330 6.8% 1,330 Total investable assets $ 19,540 100.0% (1) Infrastructure in fund format. (2) Cash and cash equivalents.